UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2026

NATURAL ALTERNATIVES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-15701

Delaware	84-1007839
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1535 Faraday Avenue, Carlsbad, CA 92008
(Address of principal executive offices, including zip code)

760-736-7700
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	NAII	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Amended and Restated Employment Agreement dated October 1, 2015, by and between Natural Alternatives International, Inc. and Mark A. LeDoux, the Company’s Chief Executive Officer, as most recently amended by the Second Amendment dated July 1, 2021, was amended effective May 1, 2026, (the "NAI Amendment"). The NAI Amendment reflects a decrease in base salary from $475,000 per year to $255,000 per year, and certain other reductions of Company benefits otherwise paid to all Officers. The NAI Amendment was made in connection with the CEO entering into an Employment Agreement to concurrently serve as the Managing Director of the registrant's wholly owned subsidiary Natural Alternatives International, Inc. Europe, a Swiss corporation, (the "NAIE Employment Agreement"). The NAIE Employment Agreement is also effective May 1, 2026, with a base salary of 170,000 CFH per year. The NAI Amendment was entered into with the intention the base salary and total compensation of the CEO pursuant to the NAI Amendment plus the base salary and total compensation of Mr. LeDoux pursuant to the NAIE Employment Agreement would be approximately the same subject only to variations in currency values between U.S. Dollars and Swiss Francs.

Mr. LeDoux, while continuing current duties as CEO of NAI, has agreed to serve as the Managing Director of the Swiss subsidiary in an effort to expand the combined companies worldwide revenue and provide the Company's customers with more opportunities to expand their offerings inside and outside of the U.S by increasing the capability of the registrant's Swiss operations. In connection with the NAIE Employment Agreement the CEO has committed to spend at least half his time in Switzerland. Mr. LeDoux will continue to serve as the Chairperson of the Board of Directors of both corporations.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.69	Third Amendment to Employment Agreement by and between NAI and Mark A. LeDoux effective May 1, 2026.

10.70	Employment Agreement by and between Natural Alternatives International Europe and Mark A. LeDoux effective May 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natural Alternatives International, Inc. a Delaware corporation

	By:	/s/ Kenneth E. Wolf, President
Dated: March 20, 2026		Kenneth E. Wolf, President